Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt
Debt
Notes payable and lines of credit as of December 31, 2018 and 2017 consisted of the following (in thousands):

	December 31, 2018	December 31, 2017
6.25% Senior notes due October 2021	$400,000	$400,000
Unamortized debt premium	1,176	1,583
Debt issuance cost	(3,121)	(4,222)
Senior secured revolving credit facility	119,000	108,446
Other debt	1,656	2,099
Total debt	518,711	507,906
Less: current maturities	(1,167)	(1,156)
Long-term debt	$517,544	$506,750

Senior Notes Due 2021
In October 2013, we issued $300.0 million of 6.25% senior unsecured notes due 2021 at par, and in November 2013, we issued an additional $100.0 million aggregate principal amount of the notes at a price of 103.25% of par, plus accrued interest from October 2, 2013 (the “Senior Notes”). The Senior Notes bear interest at a rate of 6.25% per annum, payable on April 1 and October 1 of each year, and mature on October 1, 2021. Net proceeds from the issuance of approximately $394.0 million, after deducting initial purchasers’ discounts and offering expenses and excluding accrued interest paid by the purchasers, were used for the repayment of the then-outstanding term loan balance and a portion of the Credit Facility balance.
The terms of the Senior Notes are governed by the indenture, dated October 2, 2013 (the “Indenture”), by and among us, the guarantors named therein and Wells Fargo Bank, National Association, as trustee. The Senior Notes are senior unsecured obligations, and are guaranteed on a senior unsecured basis by our subsidiaries that guarantee the Credit Facility and rank junior to, among other indebtedness, the Credit Facility to the extent of the value of the collateral securing the Credit Facility. The Senior Notes contain customary covenants including some limitations and restrictions on our ability to pay dividends on, purchase or redeem our common stock; redeem or prepay our subordinated debt; make certain investments; incur or guarantee additional indebtedness or issue certain types of equity securities; create certain liens, sell assets, including equity interests in our restricted subsidiaries; restrict dividends or other payments of our restricted subsidiaries; consolidate, merge or transfer all or substantially all of our assets; engage in transactions with affiliates; and create unrestricted subsidiaries. Many of these restrictions will terminate if the Senior Notes become rated investment grade. The Indenture also contains customary events of default, including nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. We are required to offer to repurchase the Senior Notes in connection with specified change in control events or with excess proceeds of asset sales not applied for permitted purposes.
We may redeem the Senior Notes due 2021:

•	at a redemption price of 101.563% of their principal amount plus accrued and unpaid interest and additional interest, if any, for the twelve-month period beginning October 1, 2018; and then

•	at a redemption price of 100.000% of their principal amount plus accrued interest and unpaid interest and additional interest, if any, beginning on October 1, 2019.
Credit Facility
On October 30, 2017, we amended and restated our Credit Facility to, among other things, increase revolving credit commitments from $140.0 million to $300.0 million (with a sublimit of up to $25.0 million available for the issuance of letters of credit for the account of the Company and certain of our domestic subsidiaries) (the “U.S. Line”), of which up to $30.0 million is available to certain of our Canadian subsidiaries for loans in U.S. or Canadian dollars (with a sublimit of up to $3.0 million available for the issuance of letters of credit for the account of our Canadian subsidiaries) (the “Canadian Line”). Lender commitments under the Credit Facility, subject to certain limitations, may be increased by an additional $100.0 million. The Credit Facility matures in July 2021, but if our outstanding Notes due October 2021 are refinanced or replaced with indebtedness maturing in or after February 2023, the final maturity of the Credit Facility will automatically extend to October 2022.
Availability under the Credit Facility is subject to a borrowing base calculated by reference to eligible accounts receivable in the U.S., Canada and certain other jurisdictions (subject to a cap) and eligible inventory in the U.S. and Canada. Our borrowing capacity under the Credit Facility could be reduced or eliminated, depending on future fluctuations in our balances of receivables and inventory. As of December 31, 2018, our total borrowing base was $299.4 million, of which $119.0 million was drawn and $13.1 million was used for security of outstanding letters of credit, resulting in remaining availability of $167.3 million.
Borrowings under the U.S. Line bear interest at a rate equal to, at our option, either (a) the LIBOR rate or (b) a base rate determined by reference to the highest of (i) the rate of interest per annum determined from time to time by Wells Fargo as its prime rate in effect at its principal office in San Francisco, (ii) the federal funds rate plus 0.50% per annum and (iii) the one-month adjusted LIBOR plus 1.00% per annum, in each case plus an applicable margin. Borrowings under the Canadian Line bear interest at a rate equal to, at Forum Canada’s option, either (a) the CDOR rate or (b) a base rate determined by reference to the highest of (i) the prime rate for Canadian dollar commercial loans made in Canada as reported from time to time by Thomson Reuters and (ii) the CDOR rate plus 1.00%, in each case plus an applicable margin. The applicable margin for LIBOR and CDOR loans will initially range from 1.75% to 2.25%, depending upon average excess availability under the 2017 Credit Facility. After the first quarter ending on or after March 31, 2018 in which our total net leverage ratio is less than or equal to 4.00:1.00, the applicable margin for LIBOR and CDOR loans will range from 1.50% to 2.00%, depending upon average excess availability under the Credit Facility. The weighted average interest rate under the Credit Facility was approximately 4.08% during the year ended December 31, 2018.
The Credit Facility also provides for a commitment fee in the amount of (a) 0.375% per annum on the unused portion of commitments if average usage of the Credit Facility is greater than 50% and (b) 0.500% per annum on the unused portion of commitments if average usage of the 2017 Credit Facility is less than or equal to 50%. After the first quarter ending on or after March 31, 2018 in which our total net leverage ratio is less than or equal to 4.00:1.00, the commitment fees will range from 0.25% to 0.375%, depending upon average usage of the Credit Facility.
If excess availability under the Credit Facility falls below the greater of 10.0% of the borrowing base and $20.0 million, we will be required to maintain a fixed charge coverage ratio of at least 1.00:1.00 as of the end of each fiscal quarter until excess availability under the Credit Facility exceeds such thresholds for at least 60 consecutive days.
Other debt
Other debt consists primarily of various capital leases of equipment.
Deferred loan costs
The Company has incurred loan costs that have been capitalized and are amortized to interest expense over the term of the Senior Notes and the Credit Facility. As a result, approximately $1.9 million, $1.7 million and $1.9 million were amortized to interest expense for the years ended December 31, 2018, 2017 and 2016, respectively. On February 25, 2016 and December 12, 2016, the Company amended its Credit Facility which reduced lender commitments from $600.0 million to $140.0 million. In connection with these amendments, the Company wrote off $3.0 million of deferred financing costs related to the Credit Facility in 2016. In October 2017, the Company further amended and restated its existing Credit Facility which increased lender commitments to $300.0 million and recorded an additional $2.4 million to deferred financing costs.
Future principal payments under long-term debt for each of the years ending December 31 are as follows (in thousands):

2019	$1,167
2020	489
2021	519,000
2022	—
2023	—
Thereafter	—
Total future payment	$520,656
Add: Unamortized debt premium	1,176
Less: Debt issuance cost	(3,121)
Total debt	$518,711